UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 26, 2005
                                 -----------------

                               A4S Security, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Colorado
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

              001-32566                               20-1978398
       ----------------------           -----------------------------------
      (Commission File Number)          (I.R.S. Employer Identification No.)


                    489 N. Denver Avenue, Loveland, CO 80537
             -------------------------------------------------------
             (Address of Principal Executive Offices)     (Zip Code)


      (Registrant's telephone number, including area code) - (970) 461-0071
                                                             --------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 7.01 Regulation FD Disclosure.

     The Company issued a news release on July 26, 2005, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information in Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any filing of the Company, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

     99.1 News Release, dated July 26, 2005.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            A4S Security, Inc.



 Dated: July 26, 2005                    By: /s/  Jeffrey G. McGonegal
                                             -------------------------
                                                Jeffrey G. McGonegal
                                              Chief Financial Officer











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